LED LIGHTING SUPPLIER CONTRACT

This agreement ("Agreement") is made on January 10th, 2015 by and between

(1)	LUMIOX, INC, a company organized and existing under the laws of the state of Nevada, having its registered office at 2620 Regatta Drive, Ste 102, Las Vegas, NV, 89128_ (the "Purchaser"); and

(2)	RAYBORN LIGHTING CO., LIMITED, a company organized and existing under the laws of Hong Kong, having its registered office at Huanxi 1st Road Zhouxi Industrial Park, Nancheng,Dongguan,Guangdong,China
523000, (the "Seller");

also referred below individually as "Party" and together as "Parties"

Whereas Purchaser wishes to acquire the products defined below and whereas Seller wishes to supply and deliver such products to Purchaser.

Purchaser and Seller respectively agree to the following:

1.	PRODUCT SUPPLY

1.1	Seller shall provide to Purchaser the technical information and material in regard to the Products as set out in Schedule 3 hereto

1.2	During the term of this Agreement and any extension hereof, the Seller shall sell and supply the products as set out in Schedule 1 hereto ("Products Supplied") to Purchaser and Purchaser shall buy from the Seller such Products on a non-exclusive basis.

1.3	The details and specifications of the Products are set out in Schedule 2 hereto.

2.	ORDERS

2.1	Each purchase and sale between Purchaser and Seller shall be evidenced by an order placed by Purchaser ("Order" or in plural "Orders") to Seller in accordance with the terms and conditions of this Agreement and the Seller Company shall accept such Orders in writing within 5 working days after confirmation of receipt of the Order. If the Seller Company does not send a written order confirmation within 5 working days after receipt of the Order, the Order shall be deemed to be accepted by the Seller Company. As long as this Agreement is in force and effect the terms and conditions of this Agreement shall apply to all Orders and all order confirmations of Seller.

2.2	Orders shall be placed by Purchaser to Seller in writing (including, without limitation, by e-mail, fax, letter). Each Order shall contain

(a)	the Products and the quantity of each Product ordered by Purchaser,

(b)	the price are Ex-work price

2.3	Neither the Seller´s Company terms and conditions of sale and delivery nor the Purchaser Company terms and conditions of purchase shall apply to any purchase and sale made under this Agreement.

3.	PRICE

3.1	The price ("Price") for the Products on the basis of EXW, is specified in Schedule 4 hereof..

4.	INVOICING AND PAYMENT

4.1	Purchaser shall pay to Seller the Price for the Products ordered within 30 days of receipt of invoice.

5.	DELIVERY AND INVENTORY

5.1	The date for delivery shall be as specified in the order. The minimum delivery time is 3 weeks.

5.2	Seller shall forthwith give notice to Purchaser of any likely delay in delivery of which it becomes aware and shall provide Purchaser with prompt and reasonable notice of the re-scheduled delivery date.

5.3	The seller must be delivery of the products within the stipulated time if haven't happen special circumstance after receipt the payment .If Seller is late or delay with any delivery of products ,Seller shall be negotiate with Purchaser and obtain agreed by purchaser .

6.	LOSS OR DAMAGE

6.1	If the Products be loss or damaged in transit by seller's forwarder company, damaged and liabilities shall borne by the seller .

If the Products be loss or damaged in transit by Purchaser's forwarder company, damage and liabilities shall borne by the Purchaser .

7.	WARRANTY AND PRODUCT LIABILITY

7.1	The Seller warrant that the Products shall

(a)	conform to the technical and quality standard and specifications as set out in Schedule 3 hereto,
(b)	be safe, of good quality and free from any defect in manufacturing or material,
(c)	correspond strictly with any and all representations, descriptions, advertisements, brochures, drawings, specifications and samples made or given by Seller, and
(d)	fit for the purpose of which it is intended.

Purchaser shall inspect the received Products within 14 days after receipt of the delivery and shall inform the Seller within a further period of 3 working days of any apparent defect. Non-apparent defects shall be informed to the Seller within 14 days after they have become apparent.

7.2	If the Products are defective and/or do not conform with the warranty given in Art. 7.1 above ("Defective Products"), the Seller shall, at the option of Purchaser

(a)	replace the Defective Products with Products in accordance with the warranty set out in Art. 7.1 above as soon as possible without any additional cost to Purchaser, or
(b)	repair the Products without any additional cost to Purchaser .

(c)	Within the products warranty time ,Seller shall offer free replacement component or product for Purchaser if the products happen problem ,but products damaged do not include by man-made .

7.3	Any claim made under the breach of the warranty obligation as defined in Article
7.1 and 7.2 above shall endure for a period of 24 months after the date of delivery of the Products and any claim made under Art. 7.3 above shall endure until the expiration of the relevant statutes of limitations.

8.	TERM AND TERMINATION

8.1	This Agreement shall come into force and effect on January 15th, 2015 ("Effective Date") and shall remain effective for a period of one (1) year. It shall be automatically renewed for subsequent periods of three (3) months each, unless

(a)	any party gives to the other party a written notice not to renew this Agreement at least one (1) month prior to the expiration of the initial term or any such subsequent term of this Agreement, or

(b)	this Agreement terminates in accordance with 9.2 below.

8.2	Notwithstanding Art. 8.1 above this Agreement may be terminated at any time by each party on written notice with immediate effect in the event that:

(a)	proceedings in bankruptcy or insolvency are instituted by or against the other party or a receiver, trustee, administrator or liquidator is appointed in respect of any part of the other party´s assets or any similar relief is granted under any applicable bankruptcy or equivalent law;

(b)	one party (the defaulting party) shall be in breach, non-observance or non-performance of any of its obligations in this Agreement and does not remedy the same within 14 days of notice of such failure or breach being served upon it by the other party (the non-defaulting party).

9.	FORCE MAJEURE

9.1	In this Section "Force Majeure" shall mean any event beyond the reasonable control of PURCHASER or Seller, and which is unavoidable not withstanding the reasonable care of the party affected, and shall include but not be limited to war, insurrection, riot, civil unrest, sabotage, boycott, embargo, explosion, fire, earthquake, flood, unavoidable accident, epidemic, act of God, action or inaction of any governmental official or agency (civil or military) and refusal of any licences or permits, if properly applied for.

9.2	If either Party is prevented from or delayed in performing any of its obligations under this Agreement by an event of Force Majeure, then it shall notify the other in writing of the occurrence of such event and the circumstances thereof within fourteen (14) days after the occurrence of such event.

9.3	The Party who has given such notice shall be excused from the performance or punctual performance of its obligations under this Agreement for so long as the relevant event of Force Majeure continues and to the extent that such Party's performance is prevented or delayed. The occurrence of any event of Force Majeure affecting either party shall not give rise to any claim for damages or additional costs and expenses suffered or incurred by reason of Force Majeure.

10.0 MISCELLANEOUS

10.1	This Agreement shall be governed by and construed in accordance with the laws of state of Nevada.

10.2	All disputes between the parties as to the validity, execution, performance, interpretation or termination of this Agreement will be submitted to the exclusive jurisdiction of the Courts of the State of Nevada.

Purchaser and Seller have executed this Agreement at the day and year first above written.

Purchaser                                                                                                                            Seller

Name: Michael Jarvie                                                                                                                Name: Lainey Zeng
Title: President                                                                                                                Title: President
Date: January 10th, 2015                                                                                                                Date: January 10th, 2015

SCHEDULE 1: LIST OF PRODUCTS SUPPLIED

1.	E27 3W LED BULB LIGHT

2.	E27 5W LED BULB LIGHT

3.	E27 7W LED BULB LIGHT

4.	5W GU10 LED SPOTLIGHT
5.	5W MR16 LED SPOTLIGHT
6.	100W Cree Meanwell LED STREET LIGHT
7.	200W Cree Meanwell LED STREET LIGHT

8.	T8 1500MM 22W LED TUBE LIGHT

9.	T8 1500MM 32W LED TUBE LIGHT

10.	T8 1200MM 18W LED TUBE LIGHT

11.	T8 1200MM 20W LED TUBE LIGHT

12. 40W LED FLOOD LIGHT
13. 100W LED FLOOD LIGHT
14. 200W LED FLOOD LIGHT

SCHEDULE 2: SPECIFICATIONS OF PRODUCTS

1.	roduct Name: E27 3W LED BULB LIGHT Item No.: RB-E27B-3W-02
Input Voltage: AC85-265V/50-60HZ LED Quantity : 2835SMD led
Color Index:≥78 Base: E27/E26

2.	Product Name: E27 5W LED BULB LIGHT Item No.: RB-E27B-5W-02
Input Voltage: AC85-265V/50-60HZ LED Quantity : 2835SMD led
Color Index:≥78 Base: E27/E26

3.	Product Name: E27 7W LED BULB LIGHT Item No.: RB-E27B-7W-02
Input Voltage: AC85-265V/50-60HZ LED Quantity : 2835SMD led
Color Index:≥78 Base: E27/E26

4.	Product Name: GU10 5W LED SPOTLIGHT Item No.: RB-GU10-5W
Input Voltage: AC100-240V LED Quantity: COB led Base: GU10/MR16

5.	Product Name: MR16 5W LED SPOTLIGHT Item No.: RB-MR16-5W
Input Voltage: DC12V LED Quantity: COB led Base: GU10/MR16

6.	Product Name : 100W LED STREET LIGHT Item No.: RB-STC-100W
Work Voltage: AC:100-277V LED Chip: CREE XPE
Driver : Meanwell HLG

7.	Product Name : 200W LED STREET LIGHT Item No.: RB-STC-200W
Work Voltage: AC:100-277V LED Chip: CREE XPE

Driver : Meanwell HLG

8.	Product Name : T8 1500MM 22W LED TUBE LIGHT Item No.: RB-T8-1500-A
Work Voltage:AC85-265V
LED Quantity: SMD2835/216pcs Power : Isolating Power Supply

9.	roduct Name : T8 1500MM 32W LED TUBE LIGHT Item No.: RB-T8-1500-B
Work Voltage:AC85-265V
LED Quantity: SMD3528/504pcs Power : Isolating Power Supply

10.	oduct Name : T8 1200MM 18W LED TUBE LIGHT Item No.: RB-T8-1200-A
Work Voltage:AC85-265V
LED Quantity: SMD2835/144pcs Power : Isolating Power Supply

11.	oduct Name : T8 1200MM 20W LED TUBE LIGHT Item No.: RB-T8-1200-B
Work Voltage:AC85-265V
LED Quantity: SMD2835/180pcs Power : Isolating Power Supply

12.	Product Name : 40W LED FLOOD LIGHT Item No.: RB-FLL-40W1F
Work Voltage: AC100-240V LED Power:.40W *1pcs

13.	Product Name : 100W LED FLOOD LIGHT Item No.: RB-FLL-100W1F
Work Voltage: AC100-240V LED Power:.100W *1pcs

14.	Product Name : 200W LED FLOOD LIGHT Item No.: RB-FLL-200W4F
Work Voltage: AC90-305V LED Power:.50W *4pcs

SCHEDULE 3: TECHNICAL INFORMATION AND MATERIAL

1.	Product Name: E27 3W LED BULB LIGHT
Viewing Angle: 160degree Luminous intensity(LM): 230-260LM Color Range: Warm White,White

2.	Product Name: E27 5W LED BULB LIGHT
Viewing Angle: 160degree Luminous intensity(LM): 400-430LM Color Range: Warm White,White

3.	Product Name: E27 7W LED BULB LIGHT
Viewing Angle: 160degree Luminous intensity(LM): 550-600LM Color Range: Warm White,White

4.	Product Name: GU10 5W LED SPOTLIGHT
Viewing Angle: 30/45/60 degree Luminous intensity(LM): 400LM Color Range: 3000K/4000K/5000K

5.	Product Name: MR16 5W LED SPOTLIGHT
Viewing Angle: 30/45/60 degree Luminous intensity(LM): 400LM Color Range: 3000K/4000K/5000K

6.	Product Name: 100W LED STREET LIGHT
Luminous intensity(LM): 10800LM Color Temperature(CCT):2700-7000K Power Factor(PF): >0.9
Material: Aluminum

7.	Product Name: 200W LED STREET LIGHT
Luminous intensity(LM): 21000LM Color Temperature(CCT):2700-7000K Power Factor(PF): >0.9
Material: Aluminum

8.	Product Name: T8 1500MM 22W LED TUBE LIGHT
Luminous intensity(LM): 2150LM

Color Temperature(CCT): 2800K-6500K Power Factor(PF): >0.98

9.	Product Name: T8 1500MM 32W LED TUBE LIGHT
Luminous intensity(LM): 3020LM
Color Temperature(CCT): 2800K-6500K Power Factor(PF): >0.98

10.	Product Name: T8 1200MM 18W LED TUBE LIGHT
Luminous intensity(LM): 1820LM
Color Temperature(CCT): 2800K-6500K Power Factor(PF): >0.98

11.	Product Name: T8 1200MM 20W LED TUBE LIGHT
Luminous intensity(LM): 1950LM
Color Temperature(CCT): 2800K-6500K Power Factor(PF): >0.98

12.	Product Name: 40W LED FLOOD LIGHT
Luminous intensity(LM): 3350LM Color Temperature(CCT): 3000-7000K Power Factor(PF): >0.95
Viewing Angle: 120 degree Material: Aluminum

13.	oduct Name: 100W LED FLOOD LIGHT
Luminous intensity(LM): 8300LM
Color Temperature (CCT): 3000-7000K Power Factor(PF): >0.95
Viewing Angle: 120 degree Material: Aluminum

14.	Product Name: 200W LED FLOOD LIGHT
Luminous intensity(LM): 20500LM Color Temperature (CCT): 3000-7000K Power Factor(PF): >0.95
Viewing Angle: 120 degree Material: Aluminum

SCHEDULE 4: PRICES OF THE PRODUCTS(on the basis of EXW as follows:)

1.	E27 3W LED BULB LIGHT :US$ 2.1/PC
2.	E27 5W LED BULB LIGHT :US$ 3.35/PC
3.	E27 7W LED BULB LIGHT :US$ 3.75/PC

4.	5W GU10 LED SPOTLIGHT:US$ 4.0/PC
5.	5W MR16 LED SPOTLIGHT:US$ 4.0/PC
6.	100W Cree Meanwell LED STREET LIGHT:US$ 210.3/PC
7.	200W Cree Meanwell LED STREET LIGHT:US$ 310.2/PC

8.	T8 1500MM 22W LED TUBE LIGHT :US$ 15.4/PC

9.	T8 1500MM 32W LED TUBE LIGHT :US$ 20.2/PC

10.	T8 1200MM 18W LED TUBE LIGHT :US$ 11.4 /PC

11.	T8 1200MM 20W LED TUBE LIGHT :US$ 13.9 /PC

12. 40W LED FLOOD LIGHT :US$ 33.8/PC
13. 100W LED FLOOD LIGHT :US$ 103.5/PC
14. 200W LED FLOOD LIGHT :US$ 193.2/PC